Exhibit 99.1
1 Investor PresentationDecember 2022An Infrastructure-Focused Mining Company

SAFE HARBOR STATEMENT

This presentation is for informational purposes only and contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

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TeraWulf at a Glance

Self-mined Bitcoin produced in October and November 2022 was more than double amount self-mined in Q3 2022

Key Metrics	Q3 '22	Oct. '22	Nov. '22
Bitcoin (Self Mined)	117	119	134
Revenue (Self-Mined)	$2.4 M	$2.3 M	$2.4 M
Revenue per Bitcoin	$20,657	$19,646	$17,617
Power Cost per Bitcoin	$20,732	$11,060	$6,151

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- ***Current hash rate of 2.0 EH/s with ~17,500 miners deployed***
  - ~11,000 self miners (1.3 EH/s) and ~6,500 (0.7 EH/s) hosted miners
  - Short-term hosting leverages available plugs pending Q1 2023 miner deliveries
- ***160 MW of mining infrastructure expected to be fully utilized in Q1 2023***
  - Capacity of 49,000 miners (5.54 EH/s), including 44,000 self miners (5 EH/s)
  - All miners fully procured with no additional payment obligations
  - Recently added 8,200 S19j Pro miners at no additional cost to the Company
- ***Industry leading power cost averaging $0.035/kWh across two sites***
  - 50 MW of fixed priced power at $0.020/kWh for five years at the Nautilus facility
  - Average market cost of $0.045/kWh at the Lake Mariner facility
  - Translates into an all-in power cost per coin mined of ~$6,000 / Bitcoin
- ***Ability to expand by an incremental 130 MW at existing sites***
  - Lake Mariner: 80 MW with new Building 3 (50 MW) and warehouse (30 MW)
  - Nautilus: 50 MW optional expansion retained by WULF

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Why WULF Wins: The Four "P's"

Plugs



Digital Asset Infrastructure First

Foundation to Scale

Power



Sustainable, Scalable Facilities

Key Relationships & Site Control

People



Experienced Energy Entrepreneurs

Power & Infrastructure Experts

Priorities



ESG Principled and Practiced

Driving the Future of Bitcoin Mining

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Plugs: Sustainable and Scalable Sites

LAKE MARINER DATA



- 91%+ Zero Carbon (1)
- 110 MW Online in Q1 2023
- 500+ MW Hydro, Solar

NAUTILUS CRYPTOMINE



- 100% Zero Carbon
- 50 MW Online in Q1 2023
- 100+ MW (2) Nuclear

160 MW Anticipated fully developed capacity in Q1 2023

130 MW Additional capacity option in 2023

> 91% Zero-carbon power supply today, with goal of achieving 100%

3.5 ¢ Per kilowatt hour targeted average power cost

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(1) Source: NYISO Power Trends 2022 report (https://www.nyiso.com/power-trends).
(2) Reflects TeraWulf's current 50-MW interest in the Nautilus Cryptomine facility and option to expand by 50 MW.

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Power: Industry-Leading Cost Profile

Targeted average power cost of 3.5 cents per kilowatt hour

Capacity (MW)



50
110
LMD
Nautilus

Power Cost ($/kWh)



$0.02
$0.045
LMD
Nautilus

Blended Power Cost

$0.035 per kWh

- NYISO Zone A prices unusually high during Q2 and Q3 2022
- Adversely impacted by elevated gas prices, regional transmission outages, weather events, and supply constraints due to pandemic and war in Ukraine
- Lake Mariner transitioned to NYPA's HLF-1 tariff in August 2022, which includes a meaningful discount on transmission charges
- Future power prices expected to be in line with historical average



Lake Mariner Power Cost $/kWh
0.10
0.09
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
Lake Mariner Avg Power Cost = $0.045 per kWh
$0.032
$0.025
$0.017
$0.031
$0.061
$0.076
$0.089
$0.045
$0.039
2018
2019
2020
2021
2022*
2Q22
3Q22
2023E
2024E
NYISO - Zone A
LMD
LMD Projected Power Cost

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Note: future estimates are based on current expectations and market conditions and are subject to change.

* 2022 data includes January through September.

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People: Best-in-Class Management Team

Led by an accomplished, diverse management team with 30+ years of experience in developing and managing energy infrastructure and disruptive technology



PAUL PRAGER

Co-Founder, Chairman & Chief Executive Officer

30+ year energy infrastructure entrepreneur. USNA Foundation Investment Committee Trustee.



NAZAR KHAN

Co-Founder, Chief Operating Officer & Chief Technology Officer

20+ years in energy infrastructure and cryptocurrency mining. Previously at Evercore.



KERRI LANGLAIS

Chief Strategy Officer

20+ years of M&A, financing, strategy, and power sector experience. Previously at Goldman Sachs.



STEFANIE FLEISCHMANN

General Counsel

General Counsel for 15+ years overseeing all legal and compliance matters. Previously at Paul, Weiss.



PATRICK FLEURY

Chief Financial Officer

20+ years of financial experience in the energy, power, and commodity sectors. Previously at Platinum Equity and Blackstone.



SEAN FARRELL

VP, Operations

12+ years of energy experience in renewables, grid optimization, digitalization, and storage solutions. Previously at Siemens Energy.

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MissionTo be the premier U.S. based, large-scale, zero-carbonbitcoin miner,generating attractive investorreturnswhile providingsustainable benefits forourcommunities. Experienced Energy EntrepreneursInfrastructure FirstScalable and FlexibleTransparent Governance Business IntegrityResponsible Energy SourcingZero-Carbon EnergyFlexible BaseloadEnvironmental StewardshipCore ValuesESG is at the core of TeraWulf's corporate strategy and ties directly to its business success, risk mitigation, and reputational value.8 WULF’sPriorities:

Efficiently Scaling Self-Mining Operations

Fully utilizing 160 MW of mining infrastructure capacity available in Q1 2023

	Total Capacity	Self-Mining Operational	Self-Mining Procured [(3)]	Short-Term Hosting [(4)]	Open Capacity
Lake Mariner [(1)] (110 MW)	34,000 miners	11,000 miners 1.3 EH/s	18,000 miners 2.0 EH/s	5,000 miners 0.5 EH/s	N/A
Nautilus [(2)] (50 MW)	15,000 miners	N/A	15,000 miners 1.6 EH/s	N/A	N/A
	49,000 miners	**11,000 1.3 EH/s**	**33,000 miners 3.7 EH/s**	**5,000 miners 0.5 EH/s**	**N/A**

(1) Includes hashing capacity of Building 2 (50 MW) at the Lake Mariner Facility, which is expected to be energized in Q1 2023.
(2) Reflects TeraWulf's 25% interest in the Nautilus Cryptomine facility, which is expected to be energized in Q1 2023.
(3) Includes miners that have been delivered to site and those pending delivery in Q1 2023.
(4) Includes 5,000-miner hosting agreement that terminates in Q4 2023. Excludes 1,500-miner hosting agreement which terminates in February 2023.

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Projected Hash Growth

Opportunity to expand hash rate capacity at existing sites to 10.5 EH/s


12.0
10.0
8.0
6.0
4.0
2.0
0.0
Hash Rate Capacity (EH/s)
1.7 EH/s
0.7
1.0
2.1 EH/s
0.7
1.4
5.5 EH/s
0.7
4.8
10.5 EH/s
0.5
5.0
Projecting 3x hash rate growth within 6 months
Opportunity to add 5 EH/s in 2023 at existing sites
Q3 2022
Q4 2022
Q1 2023
FY 2023
Self-Mining
Hosting (1)
Optional Buildout (2)

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Note: future estimates are based on current expectations and market conditions.

(1) Includes1,500-miner hosting agreement which terminates in February 2023 and 5,000-miner hosting agreement that terminates in Q4 2023.

(2) Optional Buildout reflects 130 MW expansion at current sites, which is subject to market conditions. Hash rate for Optional Buildout reflects a blend of 100 TH/s and 140 TH/s miners.

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Illustrative Annual Gross Margin(1)Period Ending Bitcoin Price calculated by linearly decreasing/increasing the starting Bitcoin price of $17,000 on December 31, 2022.(2)Period Ending Network Hash Rate calculated by linearly increasing the starting network hash rate of 250 EH/s on December 31, 2022. Low production cost provides downside protection, while maximizing upside Illustrative Annual Gross Margin ($ millions) Period Ending Bitcoin Price (1)$15,000 $25,000 $35,000 $45,000 $55,000 $65,000 $75,000 Period Ending Network Hash Rate (EH/s) (2) 200$76 $116 $155 $195 $235 $274 $314 225$70 $106 $143 $180 $216 $253 $290 250$64 $98 $132 $167 $201 $235 $269 275$59 $91 $123 $155 $187 $219 $251 300$54 $85 $115 $145 $175 $206 $236 325$51 $79 $108 $136 $165 $193 $222 350$47 $74 $101 $128 $155 $183 $210 $0-$100 M $100-$200 M >$200 MLegend Key AssumptionsStarting Network Hash Rate:250 EH/sStarting Bitcoin Price:$17,000Self-Mining Capacity:44,000 (5.0 EH/s)Hosted-Mining Capacity:5,000 (0.5 EH/s)Miner Availability:98.5%Avg. Realized Power Cost:$0.035 / kWhHost Economics:•Pass through of power cost•$5/MWh service fee•15% profit share

Cost Saving Initiative Underway

Targeting 25%+ in run-rate savings in the next 12 months

Targeted Savings Categories


Third Party Services
Corporate Overhead (1)
Insurance
Site Costs

Target Annual Fixed Costs

Operating Expenses	$14 - 16 million
SG&A Expenses	$21 - 29 million

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(1) Includes suspension of cash compensation to Chief Executive Officer and Chief Operating Officer.

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Emerging Leader in Digital Asset Infrastructure•Best-in-class Bitcoin mining due to low-cost, sustainable, and domestic bitcoin mining at industrial scale targeting zero-carbon energy leveraging nuclear, hydro, and solar resources•Vertically integrated, infrastructure first strategy ensures ability to create and take advantage of digital asset infrastructure•Experienced team with decades of energy infrastructure experienceand a model for sustainable, large-scale bitcoin mining•Core ESG focusdifferentiates TeraWulf and contributes to the acceleration of the transition to a more resilient, stable energy grid•Peer leading power supply economics with a comprehensive and compelling business outlook13

SITE UPDATES

Lake Mariner Data (NY)







LAKE MARINER DATA

Location:	Barker, NY
Ownership:	100%
Site Control:	Long-term lease
Infra. Capacity:	500 MW site potential
Power Source:	91%+ hydro
Deployment:	• 60 MW operational • 50 MW under construction, expected online Q1 2023 • 80 MW expansion potential in 2023
Proprietary Miners:	• 20,000 Bitmain S19 J-Pros • 9,000 Bitmain S19 XPs
Hosted Miners (1)**:**	• 6,500 Bitmain S19 J-Pros

(1) Includes1,500-miner hosting agreement that terminates in February 2023 and 5,000-miner hosting agreement that terminates in Q4 2023.

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Nautilus Cryptomine (PA)







NAUTILUS CRYPTOMINE

Location:	Berwick, PA
Ownership:	25% (JV with Talen)
Site Control:	Long-term lease
Infra. Capacity(1):	• 50 MW targeted online Q1 2023 • 50 MW optional expansion
Power Source:	Nuclear power
Deployment:	Completing construction; anticipated online Q1 2023
Proprietary Miners:	• 7,100 Bitmain S19 J-Pros • 3,400 Bitmain S19 XPs • 4,500 Minerva MV7s

(1) Reflects 25% net interest in Nautilus Cryptomine joint venture.

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NASDAQ: WULFContact:ir@terawulf.comwww.TeraWulf.com/contact